Summary Prospectus    November 1, 2009

JPMorgan Market Expansion Index Fund

Class/Ticker:        A/OMEAX        B/OMEBX        C/OMECX        Select/PGMIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2009, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.26	0.25	0.25	0.26
Total Other Expenses	0.51	0.50	0.50	0.51
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.02	1.51	1.51	0.77
Fee Waivers and Expense Reimbursements[1]	(0.19)	NONE	NONE	(0.19)
Net Expenses[1]	0.83	1.51	1.51	0.58

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.82%, 1.57%, 1.57% and 0.57%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	605	815	1,041	1,691
CLASS B SHARES ($)	654	777	1,024	1,669
CLASS C SHARES ($)	254	477	824	1,802
SELECT CLASS SHARES ($)	59	227	409	936

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	605	815	1,041	1,691
CLASS B SHARES ($)	154	477	824	1,669
CLASS C SHARES ($)	154	477	824	1,802
SELECT CLASS SHARES ($)	59	227	409	936

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 70% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indexes. Because the Fund uses an enhanced index strategy, not all of the stocks in the indexes are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the indexes. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indexes in order to closely replicate the performance of the combined indexes. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indexes of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: Because the Fund uses an enhanced index strategy, the adviser uses a quantitative process to select the Fund’s portfolio securities. This process overweights inexpensive stocks with improving fundamental characteristics and underweights expensive stocks that have deteriorating fundamental characteristics. A previously attractive stock is pared back or sold when the combined perspective on valuation and fundamentals is no longer favorable.

The Fund’s Main Investment Risks

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Index Investing Risk.  The Fund attempts to track the performance of a market capitalization-weighted combination of the S&P Small Cap 600 and the S&P MidCap 400. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 1000 Index and the Lipper Mid-Cap Core Funds Index and Lipper Small-Cap Core Funds Index, both of which are indexes based on the total returns of certain small cap and mid cap mutual funds as determined by Lipper. The Fund’s Lipper Index changed to the Lipper Small-Cap Core Funds Index because Lipper recategorized the Fund. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.44%
Worst Quarter	4th quarter, 2008	–25.97%

The Fund’s year-to-date total return through 9/30/09 was 27.70%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(35.45)%	(0.04)%	4.16%
Return After Taxes on Distributions	(36.06)	(1.46)	2.43
Return After Taxes on Distributions and Sale of Fund Shares	(22.34)	0.14	3.24

CLASS A SHARES
Return Before Taxes	(39.02)	(1.39)	3.33

CLASS B SHARES
Return Before Taxes	(41.07)	(1.44)	3.45

CLASS C SHARES
Return Before Taxes	(37.06)	(1.01)	3.13

S&P 1000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(34.67)	0.19	4.69

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(1.01)	4.06

LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(38.53)	(1.29)	3.20

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 7/31/98. The performance prior to 3/22/99 reflects the performance of the Pegasus Market Expansion Index Fund before it was consolidated with the Fund. Historical performance shown for Class C prior to its inception on 3/22/99 is based on the performance of Class B, one of the original classes offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Bala Iyer	2000	Managing Director
Michael Loeffler	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SPRO-MEI-ABCS-1109